UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2005

PLC Systems Inc.

(Exact Name of Registrant as Specified in Charter)

Yukon Territory, Canada	1-11388	04-3153858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Forge Park, Franklin, Massachusetts	02038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 541-8800

(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                ☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                ☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                ☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                ☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

                On March 28, 2005, the Audit Committee of the Board of Directors of PLC Systems Inc. (the “Company”) voted to appoint Vitale, Caturano & Company Ltd as the independent auditors of the Company for the year ending December 31, 2005.  Under Yukon law, the appointment of an independent auditor is subject to shareholder approval, and accordingly, the Audit Committee’s approval is subject to the receipt of such approval at the Company’s 2005 Annual Meeting of Shareholders to be held on May 18, 2005 (the “2005 Annual Meeting”).  The Company informed its current independent auditors, Ernst & Young LLP, that it expected to dismiss them effective upon the receipt of such shareholder approval.  As a result of this notification, Ernst & Young LLP resigned immediately as the Company’s independent auditors.  The appointment of Vitale, Caturano & Company Ltd as the Company’s independent auditors became effective on March 30, 2005 upon such resignation, but remains subject to shareholder approval at the 2005 Annual Meeting.

                During the two most recent fiscal years and any subsequent interim period prior to engaging Vitale, Caturano & Company Ltd, the Company did not consult Vitale, Caturano & Company Ltd regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company’s financial statements or on any matter that was the subject of a disagreement with Ernst & Young LLP or a reportable event as defined in applicable SEC rules.

                The reports of Ernst & Young LLP regarding the Company’s financial statements for the fiscal years ended December 31, 2003 and 2004 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                During the fiscal years ended December 31, 2003 and 2004, and during the interim period ended March 30, 2005, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference thereto in its reports regarding the Company’s financial statements for such years.

                The Company requested that Ernst & Young LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated March 31, 2005, is filed as Exhibit 16 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits

The Exhibit to this Report is listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLC SYSTEMS INC.

Date: March 31, 2005	By:	/s/ James G. Thomasch
James G. Thomasch, Senior Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from Ernst & Young LLP